                    U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JULY 28, 1999
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                       SPORTSNUTS.COM INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                     333-14477                87-0561426
  ----------------------------    ------------------------    ----------------
  (State or other jurisdiction    (Commission File Number)     (IRS Employer
        of incorporation)                                    Identification No.)

                    THE TOWERS AT SOUTH TOWNE #2, SUITE 550,
                10421 SOUTH 400 WEST, SALT LAKE CITY, UTAH 84095
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (801) 816-2500

                                      None
         (Former name or former address, if changed since last report.)

The Registrant filed the 8-K to which this amendment relates on August 12, 1999. In that filing, the Registrant stated that, for purposes of Item 7 therein, it would elect to file its financial Statements at a later date as permitted by
Item 7 of Form 8-K. This amendment is solely for purposes of filing the Registrant's Financial Statements.

Item 7. Financial Statements and Exhibits

(a) Unaudited Condensed Financial Statements of Sportzz.com, Inc. (a development stage company) as of and for the three months ended June 30, 1999. (Because Sportzz.com, Inc. was incorporated on April 7, 1999, there are no financial statements to disclose as of and for the year ending December 31, 1998. Also for this reason, there are no financial statements to present for Sportzz.com, Inc. for the comparable period of the prior year.)

                                Sportzz.com, Inc.
                          (A DEVELOPMENT STAGE COMPANY)
                        Unaudited Condensed Balance Sheet

                                  June 30, 1999
ASSETS
Property and equipment, net                                                        37,143
                                                                                 --------
                                                                                 $ 37,143
                                                                                 ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                              $ 27,428
                                                                                 --------
Total current liabilities                                                          27,428

Stockholders' equity:
   Common stock, no par value: 1,000,000 shares authorized; 100,000 shares
     issued and outstanding                                                        32,249
   Accumulated deficit                                                            (22,534)
                                                                                 --------
Total stockholders' equity                                                          9,715
                                                                                 --------
                                                                                 $ 37,143
                                                                                 ========


See accompanying notes.

                                Sportzz.com, Inc.
                          (A DEVELOPMENT STAGE COMPANY)
                   Unaudited Condensed Statement of Operations

       For the period from inception (April 7, 1999) through June 30, 1999

Revenues                            $      0

Operating expenses:
   General and administrative         22,534
                                    --------
Total Operating Expenses              22,534
                                    --------
Operating income                     (22,534)

   Other income (expense):                 0
                                    --------

Loss before income taxes             (22,534)

Income tax benefit (expense)               0
                                    --------

Net loss                            $(22,534)
                                    ========


See accompanying notes.

                                Sportzz.com, Inc.
                          (A DEVELOPMENT STAGE COMPANY)
                   Unaudited Condensed Statement of Cash Flows

       For the period from inception (April 7, 1999) through June 30, 1999

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                                       $(22,534)
Adjustments to reconcile net income to net cash used
  in operating activities:
     Depreciation and amortization                                                2,687
     Changes in operating assets and liabilities:
       Increase in accounts payable                                              27,428
                                                                               --------
Net cash flows used in operating activities                                       7,581

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment                                              (7,581)

CASH FLOWS FROM FINANCING ACTIVITIES                                               None
                                                                               --------
Net increase in cash                                                                  0
Cash at beginning of period                                                           0
                                                                               --------
Cash at end of period                                                          $      0
                                                                               ========


See accompanying notes.

Non cash investing and financing activities:

1. On April 7, 1999, the Company issued 100,000 shares of common stock in exchange for computer equipment and software valued at $32,249.

                               Sportzz.com, Inc.
                         (A DEVELOPMENT STAGE COMPANY)
                         Notes to Financial Statements

                                  June 30, 1999
                                  (Unaudited)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF ORGANIZATION AND BUSINESS

Sportzz.com, Inc. (the "Company"), a development stage company, was incorporated under the laws of the State of Utah on April 7, 1999. The Company is engaged in the development of internet based database management and application development software, and it maintains an internet web site employing its products for purposes of inputting, searching, and retrieving amateur sports information including from leagues, schools, teams, and their player rosters, game schedules, game results, photographs, articles, and statistics. The Company's principal activities to date have involved obtaining financing, recruiting management and technical personnel, securing operating facilities and conducting research and development.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and Regulation S-X. Accordingly, certain information and footnote disclosures have been condensed or omitted.

In the opinion of management, all adjustments (consisting of normal and recurring adjustments) considered necessary for a fair presentation have been included. The results of operations for interim periods are not indicative of the results of operations to be expected for a full year.

2. RETAINED EARNINGS AND NET OPERATING LOSS

As shown in the accompanying financial statements, the Company did not generate any revenues and incurred a net loss of $22,534 during the quarter ended June 30, 1999 (the Company commenced operations on April 7, 1999). As of June 30, 1999, the Company's current assets exceeded its current liabilities by $9,715. The ability of the Company to continue as a going concern is dependent on generating sales and obtaining additional capital and/or financing. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

The Company intends to obtain either debt or equity financing to sustain operations.

                               Sportzz.com, Inc.
                         (A DEVELOPMENT STAGE COMPANY)
                         Notes to Financial Statements


3. FIXED ASSETS

Fixed Assets consist of computer equipment and software, which is being depreciated over a period of three years.

4. STOCKHOLDERS' EQUITY

ISSUANCES OF COMMON STOCK

For the three months ended June 30, 1999, the Company issued 100,000 shares of common stock for fixed assets of $32,249.

5. SUBSEQUENT EVENT

MERGERS AND ACQUISITIONS

On July 28, 1999, the Registrant; a wholly owned subsidiary of the Registrant, Sportsnuts Merger Sub., Inc., a Utah corporation ("Merger Sub"); Sportzz.com, Inc., a Utah corporation ("Sportzz"); ObjectSelect, L.C., a Utah limited liability company, being the sole shareholder of Sportzz (the "Shareholder"); and members of the Shareholder, consummated a reverse triangular merger of Merger Sub with and into Sportzz, the result of which was that Sportzz became a wholly owned subsidiary of the Registrant (collectively, the "Acquisition"). The acquisition is more particularly described in that certain Plan and Agreement of Merger (the "Acquisition Agreement"), attached as Exhibit 2.1 to the Sportsnuts.com International, Inc. Form 8-K filing dated August 12, 1999.

As part of the Acquisition, the Registrant issued 944,882 shares of Registrant's Common Stock (the "Shares"), valued at $3,750,000, to the Shareholder of Sportzz, in consideration for the 100,000 shares of the issued and outstanding Sportzz common stock. In addition, cash consideration of $100,000 was paid to the Shareholder. Of this consideration, $10,000 of the cash, and one half of the Shares were placed in escrow pending completion of certain post closing covenants described in the Acquisition Agreement.

Item 7. Financial Statements and Exhibits.

(b) Pro Forma Condensed Combined Financial Statements of SportNuts.Com International, Inc. (formerly Durwood, Inc.) and Sportzz.com, Inc.

          PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS INTRODUCTION

The following unaudited pro forma condensed combined financial statements under the column "SPORTSNUTS.COM INTERNATIONAL, Inc., (Formerly Durwood, Inc.)" have been prepared from the historical financial statements of SportNuts.Com International, Inc. (formerly Durwood, Inc.) (the "Company") which have been restated to reflect the acquisition of SportsNuts.com under the terms described in Item 1 of Form 8-K dated April 20, 1999, previously filed by the Company.

The unaudited pro forma condensed combined financial statements under the column "Sportzz.com, Inc." have been prepared from the historical financial statements of Sportzz.com ("Sportzz") from the time of its inception on April 7, 1999.

The unaudited pro forma condensed combined financial statements assume that the acquisition of Sportzz occurred as of June 30, 1999 for the unaudited pro forma condensed combined balance sheet, and as of April 7, 1999 (the date of inception of Sportzz) for the unaudited pro forma condensed combined statements of operations for the year ended December 31, 1998 and for the period ended June 30, 1999.

Accordingly, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 1998 does not include any balances for Sportzz, and the unaudited pro forma condensed combined statement of operations for the period ending June 30, 1999 includes the results of Sportzz since its inception on April 7, 1999. The amortization adjustment to the combined statement of operations for the period ending June 30, 1999 reflects the amortization of goodwill and intangible assets recorded in connection with the purchase of Sportzz for the period from April 7, 1999 through June 30, 1999. Because Sportzz did not exist in 1998, there was no recognition of goodwill amortization in the adjustments to the combined statement of operations for the year ending December 31, 1998.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the Company's historical consolidated financial statements and related notes to such statements in the December 31, 1998 Annual Report on Form 10-K filed by the Company; and in conjunction with the acquisition of SportsNuts.Com, with its historical financial statements and notes thereto included in Forms 8-K and 8-K/A filed by the Registrant on April 20, 1999 and June 18, 1999, respectively. They should also be read in conjuction with the consolidated financial statements of the Registrant and related notes thereto contained in Form 10-QSB and filed by the Registrant on August 16, 1999.

The financial statements in Form 8-K/A filed on June 18, 1999 include pro forma consolidated financial information for the Registrant giving effect for the acquisition of SportNuts.com. The financial statements in Form 10-QSB filed on August 16, 1999 include consolidated financial statements of the Registrant (also giving effect for the SportsNuts.com acquisiton) for the second quarter ending June 30, 1999. The Registrant intends to file amended financial statements for both Form 8-K/A filed on June 18, 1999 and Form 10-QSB filed on August 16, 1999 to reflect SportNuts.com, Inc. as the accounting acquirer in a reverse merger into an inactive public company. The previously issued interim financial statements in these filings reflected the merger as if the Registrant was the accounting acquirer.

The pro forma financial information has been prepared by the Registrant and all calculations have been made based upon assumptions deemed appropriate by the Registrant. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma condensed combined financial statements have been made.

The adjustments being made to the following balance sheet and statement of operations are summarized as follows:

a) An adjustment was made to the balance sheet to reflect the capitalization of intangible assets (Local Sports Network (LSN) database) and goodwill related to the acquisition of Sportzz. The transaction is being accounted for using the purchase method of accounting. Accordingly, the equity of Sportzz is eliminated against the investment in Sportzz by Sportsnuts.com International, Inc.

b) An adjustment was made to increase expenses related to amortization of the LSN database and goodwill created in the purchase transaction. This amortization was for the period from April 7, 1999 (the date of inception of Sportzz) to June 30, 1999.

                       SPORTSNUTS.COM INTERNATIONAL, INC.
                            (Formerly Durwood, Inc.)

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET

                               As of June 30, 1999

                                       SPORTSNUTS.COM                                               Pro Forma
                                     INTERNATIONAL, Inc.                                         Adjustments and
                                      (Formerly Durwood,                            Combined       Elimination       Pro Forma
                                            Inc.)               Sportzz.com, Inc      Total          Entries          Combined
                                     ------------------         ----------------  -----------     ---------------    -----------
                                        (Unaudited)                (Unaudited)
ASSETS
Current assets:

   Cash                                 $ 2,381,771                               $ 2,381,771        $  (100,000)   $ 2,281,771
   Accounts Receivable                        6,729                                     6,729                             6,729
   Inventories                               60,654                                    60,654                            60,654
   Other Current Assets                      76,929                                    76,929                            76,929
                                        -----------              -----------      -----------        -----------    -----------
Total current assets                      2,526,083                                 2,526,083                         2,426,083

Property and equipment, net                 688,253                   37,143          725,396                           725,396

LSN Database                                                                                           3,300,000      3,300,000
Goodwill                                                                                                 540,285        540,285
                                        -----------              -----------      -----------        -----------    -----------
                                        $ 3,214,336              $    37,143      $ 3,251,479        $ 3,740,285    $ 6,991,764
                                        ===========              ===========      ===========        ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                     $   273,278              $    27,428      $   300,706        $              $   300,706
   Accrued liabilities                      133,875                                   133,875                           133,875
   Accrued comp & other benefits             15,961                                    15,961                            15,961
                                        -----------              -----------      -----------        -----------    -----------
Total current liabilities                   423,114                   27,428          450,542                           450,542

Commitments and contingencies

Stockholders' equity:

   Common stock                               1,572                   32,249           33,821                 94
                                                                                                         (32,249)         1,666
   Additional paid-in capital             7,959,783                                 7,959,783          3,749,906     11,709,689
   Accumulated deficit                   (3,632,633)                 (22,534)      (3,655,167)            22,534     (3,632,633)
   Subscription Receivable               (1,537,500)                               (1,537,500)                       (1,537,500)
                                        -----------              -----------      -----------        -----------    -----------
Total stockholders' equity                2,791,222                    9,715        2,800,937          3,740,285      6,541,222
                                        -----------              -----------      -----------        -----------    -----------
                                        $ 3,214,336              $    37,143      $ 3,251,479        $ 3,740,285    $ 6,991,764
                                        ===========              ===========      ===========        ===========    ===========

                       SPORTSNUTS.COM INTERNATIONAL, Inc.
                            (Formerly Durwood, Inc.)

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                    SPORTSNUTS.COM                                                Pro Forma
                                  INTERNATIONAL, Inc.                                           Adjustments and
                                  (Formerly Durwood,                              Combined        Elimination        Pro Forma
                                         Inc.)            Sportzz.com, Inc.         Total           Entries           Combined
                                  ------------------      -----------------    -------------    ---------------   -------------
                                     (Unaudited)             (Unaudited)
Revenues                             $   535,634                               $   535,634                        $   535,634

Operating expenses:

   Cost of sales                         707,256                                   707,256                            707,256
   General and administrative            601,648                                   601,648                            601,648
   Selling and marketing                 566,541                                   566,541                            566,541
   Research and development              163,633                                   163,633                            163,633

                                     -----------          -----------------    -----------      ---------------   -------------
                                       2,039,078                                 2,039,078                          2,039,078
                                     -----------          -----------------    -----------      ---------------   -------------

Operating income                      (1,503,444)                               (1,503,444)                        (1,503,444)

Other income (expense):

   Interest expense                      (59,563)                                  (59,563)                           (59,563)
   Gain on disposal of
     property and equipment                4,168                                     4,168                              4,168
                                     -----------          -----------------    -----------      ---------------   -------------
Loss from continuing
   operations before taxes            (1,558,839)                               (1,558,839)                        (1,558,839)
 Tax Expense (Benefit)                    39,701                                    39,701                             39,701
                                     -----------          -----------------    -----------      ---------------   -------------
Loss from continuing
   operations                         (1,598,540)                               (1,598,540)                        (1,598,540)
                                     -----------          -----------------    -----------      ---------------   -------------
Loss from Discontinued
   Operations                            (25,534)                                  (25,534)                           (25,534)

Net loss                             $(1,624,074)                              $(1,624,074)                       $(1,624,074)
                                     ===========          =================    ===========      ===============   ===========
Basic and diluted net loss
   per common share                                                                                               $      (.17)
                                                                                                                  ===========
Weighted-average shares
   outstanding                                                                                                      9,696,093
                                                                                                                  ===========

                       SPORTSNUTS.COM INTERNATIONAL, Inc.
                            (Formerly Durwood, Inc.)

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                       FOR THE PERIOD ENDED JUNE 30, 1999


                                     SPORTSNUTS.COM                                                  Pro Forma
                                   INTERNATIONAL, Inc.                                            Adjustments and
                                   (Formerly Durwood,                              Combined         Elimination       Pro Forma
                                          Inc.)             Sportzz.com, Inc.        Total             Entries         Combined
                                   ------------------       -----------------    ------------     ---------------   ------------
                                      (Unaudited)             (Unaudited)
Revenues                             $    463,441                                $   463,441                        $   463,441

Operating expenses:

   Cost of sales                          444,416                                    444,416                            444,416
   General and administrative             875,819                 22,534             898,353                            898,353
   Selling and marketing                  700,702                                    700,702                            700,702
   Research and development               123,574                                    123,574                            123,574
   LSN Database amortization                                                                          206,250           206,250
   Goodwill amortization                                                                               13,507            13,507
                                     ------------               --------         -----------        ---------       -----------
                                        2,144,511                 22,534           2,167,045          219,757         2,386,802
                                     ------------               --------         -----------        ---------       -----------

Operating income                       (1,681,070)               (22,534)         (1,703,604)        (219,757)       (1,923,361)

Other income (expense):
   Interest expense                        (3,097)                                    (3,097)                            (3,097)
                                     ------------               --------         -----------        ---------       -----------
                                           (3,097)                                    (3,097)                            (3,097)
                                     ------------               --------         -----------        ---------       -----------
Loss before income tax                 (1,684,167)               (22,534)         (1,706,701)        (219,757)       (1,926,458)
benefit (expense)
Income tax benefit (expense)
                                     ------------               --------         -----------        ---------       -----------
Net Loss After Taxes                   (1,684,167)               (22,534)         (1,706,701)        (219,757)       (1,926,458)

Minority Interest                          66,769                                     66,769                             66,769
                                     ------------               --------         -----------        ---------       -----------
Net loss                             $ (1,617,398)              $(22,534)        $(1,639,932)       $(219,757)      $(1,859,689)
                                     ============               ========         ===========        =========       ===========
Basic and diluted net loss
   per common share                                                                                                 $      (.16)
                                                                                                                    ===========
Weighted-average shares
   outstanding                                                                                                       11,863,525
                                                                                                                    ===========

                                INDEX TO EXHIBITS

NUMBER            EXHIBITS FILED WITH THIS REPORT

                  NONE

                  PREVIOUSLY FILED EXHIBITS WITH THE PRIOR FORM 8-K FILED AUGUST 12, 1999

NUMBER

   2.1 Agreement and Plan of Reorganization dated as of July 28, 1999, among SportsNuts.com International, Inc., SportsNuts Merger Sub., Inc., Sportzz.com, Inc., ObjectSelect, L.C., and individual members thereof.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SPORTSNUTS.COM
                                         INTERNATIONAL, INC.
                                         (Formerly Durwood, Inc.)



Date: OCTOBER 11, 1999                   By /s/ DAVID M. HILL
                                           -------------------------------------
                                         David M. Hill, Chief Financial Officer



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